                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. 1996 Deferral Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of February, 2002.


                                                     /s/ FRANK G. WISNER
                                                     ---------------------------
                                                         Frank G. Wisner

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. 1996 Deferral Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of March, 2002.


                                                     /s/ DONALD F. TEXTOR
                                                     --------------------------
                                                         Donald F. Textor

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. 1996 Deferral Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of March, 2002.


                                                     /s/ EDMUND P. SEGNER, III
                                                     ---------------------------
                                                     Edmund P. Segner, III

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. 1996 Deferral Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of March, 2002.


                                                     /s/ EDWARD RANDALL, III
                                                     ---------------------------
                                                     Edward Randall, III

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold or issued by the Company from time to time pursuant to the EOG Resources, Inc. 1996 Deferral Plan (the "Plan"), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers, David R. Looney, Barry Hunsaker, Jr., and Patricia L. Edwards, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such Common Stock and the Plan to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of March, 2002.


                                                     /s/ GEORGE A. ALCORN
                                                     ---------------------------
                                                     George A. Alcorn